METROCORP BANCSHARES, INC.

Investors Meeting

November 2011

George M. Lee
President, CEO & Executive Vice Chairman

Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe MetroCorp's future plans, projections, strategies and expectations, are based on assumptions, and involve a number of risks and uncertainties, many of which are beyond MetroCorp's control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp's 2010 Annual Report on Form 10-K and other reports and documents filed from time to time with the SEC.

FAVORABLE
MARKET FOOTPRINT

MCBI's Core Market Strengths


Chengdu
Chongqing
Xiamen
Dallas
Houston

Chongqing & Chengdu

GDP 2010: $206 billion
GDP Growth Rate: 17%
U.S.- the second largest trading partner

The largest of the four provincial-level municipalities, and western China's largest inland port, well developed industrial base, especially in metals, minerals and petrochemicals

Houston & Dallas

China is Texas' **third largest trading partner** and Texas is the **second largest exporting state to China**.

Houston is the **3rd largest city** in the U.S. and the Panama canal expansion will turn Houston into the **largest port city** in the U.S.

Xiamen

GDP 2010: $31.5 billion
GDP Growth Rate: 15%
U.S.- the largest trading partner

One of the first five special economic zones established and one of the most **important foreign trade ports**

2010 CENSUS RESULTS

VIEW FULL SCREEN

United States

NATIONAL POPULATION: 308,745,538

POPULATION CHANGE BY STATE: 2000-2010

LOSS | 0-5% | 5-15% | 15-25% | 25% +



CLICK A STATE FOR COUNTY-LEVEL DATA
NH
VT
MA
RI
CT
NJ
DE
MD
DC

NATIONAL POPULATION BY RACE
UNITED STATES: 2010

PERCENT OF POPULATION		CHANGE 2000-2010
White alone	72.4%	5.7% ↑
Black or African American alone	12.6%	12.3% ↑
American Indian and Alaska Native alone	0.9%	18.4% ↑
Asian alone	4.8%	43.3% ↑
Native Hawaiian and Other Pacific Islander alone	0.2%	35.4% ↑
Some Other Race alone	6.2%	24.4% ↑
Two or More Races	2.9%	32.0% ↑

NATIONAL POPULATION BY HISPANIC OR LATINO ORIGIN
UNITED STATES: 2010

PERCENT OF POPULATION		CHANGE 2000-2010
Hispanic or Latino	16.3%	43.0% ↑
Not Hispanic or Latino	83.7%	4.9% ↑

United States Census Bureau

2010 CENSUS RESULTS

BACK TO U.S. MAP | VIEW FULL SCREEN

Texas STATE POPULATION: 25,145,561

POPULATION CHANGE BY COUNTY: 2000-2010

LOSS | 0-5% | 5-15% | 15-25% | 25% +



STATE POPULATION BY RACE TEXAS: 2010

PERCENT OF POPULATION		CHANGE 2000-2010
White alone	70.4%	19.6% ↑
Black or African American alone	11.8%	23.9% ↑
American Indian and Alaska Native alone	0.7%	44.4% ↑
Asian alone	3.8%	71.5% ↑
Native Hawaiian and Other Pacific Islander alone	0.1%	50.0% ↑
Some Other Race alone	10.5%	7.8% ↑
Two or More Races	2.7%	31.9% ↑

STATE POPULATION BY HISPANIC OR LATINO ORIGIN TEXAS: 2010

PERCENT OF POPULATION		CHANGE 2000-2010
Hispanic or Latino	37.6%	41.8% ↑
Not Hispanic or Latino	62.4%	10.6% ↑

United States Census Bureau

2010 CENSUS RESULTS

BACK TO U.S. MAP | VIEW FULL SCREEN

California

STATE POPULATION: 37,253,956

POPULATION CHANGE BY COUNTY: 2000-2010



LOSS
0-5%
5-15%
15-25%
25% +
San Francisco

STATE POPULATION BY RACE CALIFORNIA: 2010

PERCENT OF POPULATION		CHANGE 2000-2010
White alone	57.6%	6.4% ↑
Black or African American alone	6.2%	1.6% ↑
American Indian and Alaska Native alone	1.0%	8.8% ↑
Asian alone	13.0%	31.5% ↑
Native Hawaiian and Other Pacific Islander alone	0.4%	23.4% ↑
Some Other Race alone	17.0%	11.2% ↑
Two or More Races	4.9%	12.9% ↑

STATE POPULATION BY HISPANIC OR LATINO ORIGIN CALIFORNIA: 2010

PERCENT OF POPULATION		CHANGE 2000-2010
Hispanic or Latino	37.6%	27.8% ↑
Not Hispanic or Latino	62.4%	1.5% ↑

United States Census Bureau

VALUE POSITION

Dynamic Core Markets

Texas is a leading center for business in the U.S. and a dynamic hub for international trade…

The Investment Capital

- GSP greater than $1.25 trillion
  - 11th largest economy in the world
- Texas led U.S. in total FDI with ~$128 billion invested between 2003-2009
- Leads U.S. in EU commercial property investments at ~$51 billion
- 46th in per capita state tax burden
  - No state personal or corporate income tax
- More Ports of Entry than any other state (28)

The Innovation Capital

- Ranked third for number of investments into VC backed companies
- Ranked second for number of patents issued
- Home to 900+ biotech and biomed firms
- Largest U.S. producer of energy
- Largest solar, wind and renewable energy capacity
  - Almost 2x California
  - Leading producer of "biodiesel" and biomass energy
  - Produces 27% of total U.S. renewable energy capacity

The Trade Capital

- $206 billion of exports in 2010 – First in U.S.
  - 44% more than second place California
- Texas port activity has grown 2x as fast as U.S. over last decade
- 317 million metric tons of annual cargo represents 17% of U.S.
- Approx. 50% of all U.S. foreign imports/exports pass through Texas

Texas Exports By Industry



21%
19%
17%
17%
10%
8%
8%
Chemicals
Computers & Electronics
Petroleum & Coal Products
Machinery
Transportation Equipment
Agriculture & Food
Other

Dynamic Core Markets

...with strong and growing relationships in Asia-Pacific, and specifically with China

Gateway to Asia

- Bi-lateral trade of $93 billion between Texas and Asia in 2010
  - Exports $40bn / Imports $53bn
- Asia-Pacific accounted for ~12 billion, or 14%, of total Texas FDI
  - $2bn in commercial properties
- U.S affiliates of Asia-Pac companies employed more than 42,000 Texans

Texas Exports By Region



9%
9%
16%
5%
35%
11%
15%
Canada
Asia(1)
China
Mexico
European Union
Latin America(2)
Other

Trade with China

- Bi-lateral trade of $29 billion
  - Exports $10bn / Imports $18bn
- Texas' third largest trading partner
  - Houston accounts for 2/3rds of trade business
- Texas exports to China rose by 434% from 2001-2008
- Of $329bn of Texas imports in 2008, China ranked second with $19bn

Texas – Asia-Pac Trade Flows(3)



$25.0
20.0
15.0
10.0
5.0
0.0
11.1
3.6
8.8
1.6
7.7
1.0
20.2
12.8
5.5
2.7
2.2
0.3
Chemicals
Computers & Electronics
Machinery
Electric Machinery & Equipment
Industrial Machinery
Iron/Steel Products
TX ► Asia
TX ► China
Asia ► TX
China ► TX

Source: World Institute for Strategic Economic Research, FRB Dallas. Data as of Q1 2011.

(1) Excludes China

(2) Excludes Mexico

(3) Does not include all product segments traded between Texas and Asia/China

Value Proposition

International Trade Exposure

- Panama Canal Expansion
  - Houston prospectively largest port city in U.S.
- Trade between Texas and China
  - China is Texas' third largest exporting state
  - Texas is the second largest exporting state to China
    - Houston provides 2/3 of total trade business
    - Dallas/Fort Worth provides 20%
    - Imports from China: $18 billion
    - Exports to China: $10 billion
- Strategic Location of Representative Chinese Offices
  - Chong Qing focus of China's growth within inland
  - Xiamen a significant import & export port

Business Growth Opportunities

- Well-positioned in high growth Asian markets in the US
  - 2010 US Census 10 year data:
    - Asian population grew 43% in US
    - 72% in Texas
    - 32% in California
- Business Development
  - Export – L/C Advising, Negotiation and Discounting
  - Import – L/C Issuance and L/C Refinancing
  - Correspondent Banking
  - Related Private Business or Personal Accounts
  - Depository Relationships
  - Developing effort to serve Indian business immigrants

Competitive Advantage

- Metro vs. Megas
  - Location – Headquartered in Texas
  - Trade finance centers of other U.S. national banks in NY, CA, etc. are less responsive
  - Language
  - Megas primarily focus on very large accounts
- Recent sale of Sterling Bank presents numerous Houston-based commercial customer acquisition opportunities
- Deep Asian community / business roots in Houston & Dallas

CORE PERFORMANCE

EPS (Diluted) – Quarterly Basis


$0.20
$0.00
-$0.20
-$0.40
-$0.36
-$0.04
$0.00
$0.09
$0.12
$0.13
$0.13
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011

Capital Ratios



18.0%
14.0%
10.0%
6.0%
16.9%
16.7%
16.1%
15.1%
13.8%
10.4%
10.2%
15.6%
15.5%
14.8%
13.9%
12.5%
9.2%
8.8%
12.0%
11.8%
11.4%
10.8%
10.8%
9.5%
8.5%
2007
2008
2009
2010
Q1-2011
Q2-2011
Q3-2011
Leverage ratio
Tier 1 capital ratio
Total risk-based capital ratio

Liquidity Ratio


35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
10.7%
8.5%
13.0%
20.8%
23.5%
23.7%
22.9%
2007
2008
2009
2010
Q1-2011
Q2-2011
Q3-2011
MCBI

Liquidity ratio : Liquid Assets / (Deposits + Borrowings)

Employees - FTE



375
350
325
300
275
367
349
320
296
291
286
284
284
Q2-2007
YE 2007
YE 2008
YE 2009
YE 2010
Q1-2011
Q2-2011
Q3-2011

Nonperforming Assets



$ in 000's
$100,000
$80,000
$60,000
$40,000
$20,000
$0
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$9,094
$57,641
$102,867
$92,787
$82,949
$77,229
$72,197
0.62%
3.65%
6.47%
5.95%
5.39%
5.18%
4.82%
2007
2008
2009
2010
Q1-2011
Q2-2011
Q3-2011
Tt NPA
NPA/Asset %

Total Assets Trend

$ in Millions



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$1,460
$1,580
$1,590
$1,559
$1,538
$1,491
$1,498
2007
2008
2009
2010
Q1-2011
Q2-2011
Q3-2011
Year-End Balance

Total Loans Trend



$ in Millions
$1,400
$1,200
$1,000
$800
$600
$400
$1,202
$1,346
$1,274
$1,144
$1,096
$1,065
$1,061
2007
2008
2009
2010
Q1-2011
Q2-2011
Q3-2011
Year-End Balance

Total Deposits Trend


$ in Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$1,191
$1,269
$1,364
$1,294
$1,271
$1,241
$1,241
2007
2008
2009
2010
Q1-2011
Q2-2011
Q3-2011
Year-End Balance

Total Loans to Total Deposits



120%
100%
80%
60%
100.9%
106.1%
93.4%
88.4%
86.2%
85.8%
85.3%
2007
2008
2009
2010
Q1-2011
Q2-2011
Q3-2011

Target Objectives for 2012

- Repay TARP
- Lift Regulatory Agreements
- Reduce NPA/Total Assets < 3.0%
- Merge MB & MUB

Thank You

METROCORP BANCSHARES, INC.
9600 BELLAIRE BLVD., SUITE 252
HOUSTON, TEXAS 77036 USA
TEL: 713-776-3876
www.metrobank-na.com
NASDAQ: MCBI